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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        March 23, 2000
                                                  -----------------------------


                               ODS NETWORKS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



000-20191                                                   75-1911917
--------------------------------------------------------------------------------
(Commission File Number)                                  (IRS Employer
                                                        Identification No.)



1101 East Arapaho Road, Richardson, Texas                               75081
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (972) 234-6400
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.       OTHER EVENTS.

     On March 23, 2000, SAIC Venture Capital Corporation ("SAIC VCC") exercised its warrant to purchase 750,000 shares of the Registrant's common stock for $8.00 per share generating cash of $6 million. The warrant was issued to SAIC VCC's parent, Science Applications International Corporation ("SAIC"), on September 25, 1998 in conjunction with the acquisition by the Registrant of the Computer Misuse Detection System and certain other intellectual property from SAIC.

     The text of Registrant's press release announcing the exercise of the SAIC warrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: Not applicable.

              (b)    PRO FORMA FINANCIAL INFORMATION. Not applicable.

              (c)    EXHIBITS.

                     99.1 Text of press release of the Registrant, dated March 28, 2000, announcing the warrant exercise.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ODS NETWORKS, INC.



Dated:  March 31, 2000                      By:        /s/ Jay R. Widdig
                                               --------------------------------
                                                    Jay R. Widdig,
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION OF EXHIBIT

99.1 Text of press release of the Registrant, dated March 28, 2000, announcing the warrant exercise.